                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 25, 2000


                                STYLECLICK, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        333-33194             13-4106745
-------------------------------        --------------     ---------------------
(State or other jurisdiction of         (Commission           (IRS Employer
incorporation or organization)          File Number)       Identification No.)



                   3861 Sepulveda Blvd., Culver City, CA 90230
          -------------------------------------------------------------
          (Address, including zip code, of principal executive offices)

                                 (310) 751-2100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD; it is not filed:

The registrant forecasts: (a) fourth quarter 2000 revenue of $6,000,000; (b) 2000 pro forma combined revenue of $25,000,000; (c) 2001 revenue of $60,000,000;
(d) 2002 revenue of $100,000,000; (e) fourth quarter 2000 EBITDA (earnings before interest, taxes, depreciation and amortization) of $(9,000,000); (f) 2000 pro forma combined EBITDA of $(44,000,000); (g) 2001 EBITDA of $(20,000,000); and (h) 2002 EBITDA of $(5,000,000).

All of the foregoing constitute forward-looking statements about the registrant. These forward-looking statements involve risks and uncertainties. These forward-looking statements are based on the registrant's expectations as of the date of this release and the registrant undertakes no obligation to update these statements. Investors are cautioned that such results or events predicted in these statements may differ materially from actual future events or results. Factors that could cause actual events or results to differ from anticipated events or results include the registrant's limited operating history, history of losses and anticipation of continued losses, potential volatility of quarterly operating results, and other risks that are contained in the registrant's reports and documents filed from time to time with the Securities and Exchange Commission.






                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Styleclick, Inc.


Date: October 25, 2000             By:   /s/  BARRY HALL
                                      ----------------------------------
                                      Barry Hall
                                      Executive Vice President, Finance and
                                      Chief Financial Officer